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                                                                     EXHIBIT 23a



                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 33-60126) of Verizon West Virginia Inc. of our report dated February 1, 2001, with respect to the financial statements and the financial statement schedule of Verizon West Virginia Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 2000.



/s/ Ernst & Young LLP
New York, New York
March 27, 2001